Exhibit 10.1
INTERMUNE, INC.
AMENDED AND RESTATED 2000 NON-EMPLOYEE DIRECTORS’
STOCK OPTION PLAN
ADOPTED FEBRUARY 8, 2000
APPROVED BY STOCKHOLDERS MARCH 20, 2000
AMENDED ON JUNE 19, 2002
AMENDED ON MARCH 5, 2003
APPROVED BY STOCKHOLDERS MAY 29, 2003
AMENDED AND RESTATED ON APRIL 2, 2004
APPROVED BY STOCKHOLDERS MAY 27, 2004
AMENDED AND RESTATED ON MAY 25, 2006
1. Purposes.
     (a) Amendment and Restatement. The Plan amends and restates the InterMune, Inc. 2000 Non-Employee Directors’ Stock Option Plan adopted January 31, 2000 (the “Prior Plan”). All outstanding Options granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All Options granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan (as amended and restated hereby).
     (b) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.
     (c) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.
     (d) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2. Definitions.
     (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
     (b) “Annual Grant” means a Director Annual Grant or a Chairman Annual Grant.
     (c) “Annual Meeting” means the annual meeting of the stockholders of the Company.
     (d) “Board” means the Board of Directors of the Company.

     (e) “Chairman” means the Chairman of the Board, if such person is also a Non-Employee Director. If such person is not a Non-Employee Director, then such person shall not be considered a “Chairman” for purposes of the Plan.
     (f) “Chairman Annual Grant” shall have the meaning ascribed in Section 6(c)(i).
     (g) “Chairman Partial Grant” shall have the meaning ascribed in Section 6(c)(ii).
     (h) “Code” means the Internal Revenue Code of 1986, as amended.
     (i) “Common Stock” means the common stock of the Company.
     (j) “Company” means InterMune, Inc., a Delaware corporation.
     (k) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director’s fee by the Company for their services as Directors.
     (l) “Continuous Service” means (i) with respect to Options granted to an Optionholder in his or her capacity as Chairman, that the Optionholder’s service as Chairman is not interrupted or terminated; and (ii) with respect to Options granted to an Optionholder in his or her capacity as a Director, that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Solely with respect to subclause (ii) above, the Optionholder’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s service. For example, a change in status without interruption from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
     (m) “Director” means a member of the Board of Directors of the Company.
     (n) “Director Annual Grant” shall have the meaning ascribed in Section 6(b)(i).
     (o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
     (p) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

     (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (r) “Initial Grant” shall have the meaning ascribed in Section 6(a)(i).
     (s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.
          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
     (t) “New Director Partial Grant” shall have the meaning ascribed in Section 6(a)(ii).
     (u) “Non-Employee Director” means a Director who is not an Employee.
     (v) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
     (w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     (x) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.
     (y) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
     (z) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
     (aa) “Partial Annual Grant” shall have the meaning ascribed in Section 6(b)(ii).
     (bb) “Partial Grant” shall mean a New Director Partial Grant, a Partial Annual Grant or a Chairman Partial Grant.
     (cc) “Plan” means this InterMune, Inc. Amended and Restated 2000 Non-Employee Directors’ Stock Option Plan.
     (dd) “Prior Annual Grant” shall have the meaning ascribed in Section 6(b)(ii).
     (ee) “Prior Grant Vest Date” shall have the meaning ascribed in Section 6(b)(ii).

     (ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
     (gg) “Securities Act” means the Securities Act of 1933, as amended.
3. Administration.
     (a) Administration By Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.
     (b) Powers Of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
          (i) To determine the provisions of each Option to the extent not specified in the Plan.
          (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
          (iii) To amend the Plan or an Option as provided in Section 12.
          (iv) To terminate or suspend the Plan as provided in Section 13.
          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.
     (c) Effect Of Board‘s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
4. Shares Subject to the Plan.
     (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate one million two hundred seventy thousand (1,270,000) shares of Common Stock.
     (b) Reversion Of Shares To The Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.
     (c) Source Of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.
     The Options as set forth in Sections 6(a) and 6(b) automatically shall be granted under the Plan to all Non-Employee Directors. The Options as set forth in Sections 6(c) automatically shall be granted under the Plan to each Chairman.
6. Non-Discretionary Grants.
     (a) New Director Grants.
          (i) Without any further action of the Board, each person who, after the date of the Annual Meeting in 2004, is elected or appointed for the first time to be a Non-Employee Director shall automatically be granted, upon the date of his or her initial election or appointment to be a Non-Employee Director, an Option to purchase thirty thousand (30,000) shares of Common Stock (an “Initial Grant”).
          (ii) In addition to the Initial Grant, without any further action of the Board, each person who, after the date of the Annual Meeting in 2004, is elected or appointed for the first time to be a Non-Employee Director on a date other than an Annual Meeting date shall automatically be granted, upon the date of his or her initial election or appointment to be a Non-Employee Director, an Option to purchase the number of shares of Common Stock equal to the product of (A) 1,667 and (B) the number of consecutive 30-day periods included in the period commencing on the date of such appointment and ending on the date of the next Annual Meeting, provided, however, that if the last consecutive 30-day period ends on a date that is not the date of the next Annual Meeting or there are fewer than 30 days between such appointment and the date of the next Annual Meeting, then the number of consecutive 30-day periods determined pursuant to this clause (B) shall be increased by one (1) (a “New Director Partial Grant”). For example, if a Non-Employee Director was appointed on April 15, 2005 and the next Annual Meeting was scheduled for May 27, 2005, the Non-Employee Director would receive an Option to purchase 3,334 shares of Common Stock pursuant to this Section 6(a)(ii) (1,667 shares for the 30-day period from April 15, 2005 to May 14, 2005 and 1,667 shares for the period beginning on May 15, 2005 and ending on May 27, 2005). If at the time of the New Director Partial Grant the date of the next Annual Meeting has not been set by resolution of the Board, the date of the next Annual Meeting shall be deemed to be the first anniversary of the date of the immediately preceding Annual Meeting. In no event, however, shall the maximum number of shares subject to a New Director Partial Grant exceed twenty thousand (20,000) shares.
     (b) Director Annual Grants.
          (i) Without any further action of the Board, on the day following each Annual Meeting, commencing with the Annual Meeting in 2004, each person who is then a Non-Employee Director (and who is not otherwise entitled to receive a Director Partial Grant on that day) shall, subject to the provisions of Section 6(b)(ii), automatically be granted an Option to purchase twenty thousand (20,000) shares of Common Stock (a “Director Annual Grant”).
          (ii) Notwithstanding the provisions of Section 6(b)(i), if any person who is a Non-Employee Director on May 28, 2004 and received, in his or her capacity as a Non-Employee Director, an Option to purchase twenty-five thousand (25,000) shares of Common

Stock under the terms of the Prior Plan at any time during the one year period prior to May 27, 2004 (a “Prior Annual Grant”), then such Non-Employee Director shall not receive a Director Annual Grant on May 28, 2004 pursuant to the provisions of Section 6(b)(i) above and, in lieu thereof, such Non-Employee Director shall automatically be granted, on the date such Prior Annual Grant vests in full (the “Prior Grant Vest Date”), if such Non-Employee Director is a Non-Employee Director on the Prior Grant Vest Date, an Option to purchase the number of shares of Common Stock equal to the product of (A) 1,667 and (B) the number of consecutive 30-day periods included in the period commencing on the Prior Grant Vest Date and ending on May 27, 2005, provided, however, that if the last consecutive 30-day period ends on a date other than May 27, 2005 or there are fewer than 30 days between the Prior Grant Vest Date and May 27, 2005, then the number of consecutive 30-day periods determined pursuant to this clause (B) shall be increased by one (1) (a “Partial Annual Grant”). For example, if a Non-Employee Director has a Prior Grant Vest Date of March 15, 2005, and if such person remains a Non-Employee Director on March 15, 2005, such Non-Employee Director would receive an Option to purchase 5,001 shares of Common Stock pursuant to this Section 6(b)(ii) on March 15, 2005 (1,667 shares for the 30-day period from March 15, 2005 to April 13, 2005, 1,667 shares for the 30-day period beginning on April 14, 2005 and ending on May 13, 2005, and 1,667 shares for the period beginning on May 14, 2005 and ending on May 27, 2005). In no event, however, shall the maximum number of shares subject to a Partial Annual Grant exceed twenty thousand (20,000) shares.
     (c) Chairman Grants.
          (i) Without any further action of the Board, on the day following each Annual Meeting, commencing with the Annual Meeting in 2004, the Chairman shall automatically be granted, in addition to a Director Annual Grant, an Option to purchase ten thousand (10,000) shares of Common Stock (the “Chairman Annual Grant”).
          (ii) Additionally, without any further action of the Board, each person who, after the date of the Annual Meeting in 2004, is appointed by the Board for the first time (and who was not Chairman on the day following the immediately preceding Annual Meeting) shall automatically be granted, upon the date of his or her initial appointment as Chairman, an Option to purchase the number of shares of Common Stock equal to the product of (A) 834 and (B) the number of consecutive 30-day periods included in the period commencing on the date of such appointment and ending on the date of the next Annual Meeting, provided, however, that if the last consecutive 30-day period ends on a date that is not the date of the next Annual Meeting or there are fewer than 30 days between such appointment and the date of the next Annual Meeting, then the number of consecutive 30-day periods determined pursuant to this clause (B) shall be increased by one (1) (a “Chairman Partial Grant”). For example, if the Chairman was appointed on April 15, 2005 and the next Annual Meeting was scheduled for May 27, 2005, the Chairman would receive an Option to purchase 1,668 shares of Common Stock pursuant to this Section 6(c)(ii) (834 shares for the 30-day period from April 15, 2005 to May 14, 2005 and 834 shares for the period beginning on May 15, 2005 and ending on May 27, 2005). If at the time of the Chairman Partial Grant the date of the next Annual Meeting has not been set by resolution of the Board, the date of the next Annual Meeting shall be deemed to be the first anniversary of the date of the immediately preceding Annual Meeting. In no event, however, shall the maximum number of shares subject to a Chairman Partial Grant exceed ten thousand (10,000) shares.

7. Option Provisions.
     Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.
     (b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
     (c) Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of the following methods:
          (i) By cash or check.
          (ii) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in THE WALL STREET JOURNAL, by delivery of already-owned shares of Common Stock either that the Optionholder has held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that the Optionholder did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes shall include delivery to the Company of the Optionholder’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (iii) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in THE WALL STREET JOURNAL, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
     (d) Transferability. An Option is transferable by will or by the laws of descent and distribution. An Option also is transferable (i) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor) and (ii) by gift, in a form accepted by the Company, to a member of the “immediate family” of the Optionholder as that term is defined in the general instructions to Form S-8 (promulgated under the Securities Act). An Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder and a permitted transferee as provided herein. However, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
     (e) Exercise Schedule. An Option shall be exercisable only for whole shares and then only as the shares of Common Stock subject to the Option vest.
     (f) Vesting Schedule. Options shall vest as follows:
          (i) An Initial Grant shall vest in consecutive monthly installments at a rate of one thirty-sixth (1/36th) of the total number of shares subject to such Option. The first such installment shall vest one month from the date of grant of such Option and each subsequent installment shall vest one month from the vesting date of the prior installment until such Option has fully vested; provided, however, that vesting shall cease on termination of the Optionholder’s Continuous Service.
          (ii) An Annual Grant shall vest in consecutive monthly installments at a rate of one twelfth (1/12th) of the total number of shares subject to such Option. The first such installment shall vest one month from the date of grant of such Option and each subsequent installment shall vest one month from the vesting date of the prior installment until such Option has fully vested; provided, however, that vesting shall cease on termination of the Optionholder’s Continuous Service.
          (iii) A Partial Grant shall vest in consecutive monthly installments from the date of grant of such Option. Each vesting installment shall be equal, as nearly as possible, to each other vesting installment. The first such installment shall vest one month from the date of grant of such Option (or on the date of the next Annual Meeting if it is to occur within one month of the date of grant) and such vesting installments shall continue until the date of the next Annual Meeting occurring after the date of grant of such Option, at which time such Option shall be fully vested; provided, however, that such vesting shall cease on termination of the Optionholder’s Continuous Service.
     (g) Termination Of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than due to the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date that is three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreements either as of the date of option grant or as amended thereafter), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
     (h) Disability Of Optionholder. In the event an Optionholder’s Continuous Service terminates due to the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months after the date of such termination, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
     (i) Death Of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (1) the date that is eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
     (j) Extension Of Termination Date. If exercise of the Option following the termination of the Optionholder’s Continuous Service would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of: (i) the expiration of the term of the Option set forth in subsection 7(a), or (ii) the expiration of the applicable period of time after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.
8. Covenants of the Company.
     (a) Availability Of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.
     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.
9. Use of Proceeds from Stock.
     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10. Miscellaneous.
     (a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.
     (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or as Chairman or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
     (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
     (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.
11. Adjustments upon Changes in Stock.
     (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the non-discretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)
     (b) Dissolution Or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.
     (c) Change In Control. In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan, and the vesting of Options held by Non-Employee Directors shall accelerate in full on the date immediately preceding the date of such event. In the event no surviving corporation or acquiring corporation assumes such Options or substitutes similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options (and the time during which such Options may be exercised) shall accelerate in full on the date immediately preceding the date of such event, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.
12. Amendment of the Plan and Options.
     (a) Amendment Of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.
     (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.
     (c) No Impairment Of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (d) Amendment Of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.
13. Termination or Suspension of the Plan.
     (a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.
     (b) No Impairment Of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.
14. Effective Date of Plan and Amendments.
     (a) The Prior Plan became effective on March 29, 2000. The Plan (as amended and restated hereby) became effective as of April 2, 2004.
     (b) No Option that has been granted under an amendment adopted by the Board which is subject to stockholder approval shall be exercised unless and until such amendment has been approved by the stockholders, which approval shall be within twelve (12) months after the date such amendment is adopted by the Board.
15. Choice of Law.
     All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state’s conflict of laws rules.